Ninth Annual JMP Securities Research Conference

May 12, 2010






Key Information

Company:	PDL BioPharma
Ticker:	PDLI (NASDAQ)
Location:	Incline Village, Nevada
Employees:	Less than 10
2009 Revenues:	$318 million
2009 Expenses:	$21 million
2009 Dividends:	$0.50/sh, $0.50/sh, $1.67/sh
2010 Dividends:	$0.50/share on April 1st[1] and $0.50/share on October 1st[2]
Shares O/S[3]:	119,526,000
Avg. Daily Vol.:	~3 million shares

1. Record holders as of March 15th; 2. Record holders as of September 15th; 3. Not fully diluted.

PDL BioPharma

Forward Looking Statements

This presentation contains forward-looking statements, including PDL's expectations with respect to its future royalty revenues, expenses, net income, and cash provided by operating activities.

Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following:

- The expected rate of growth in royalty-bearing product sales by PDL's existing licensees;
- The relative mix of royalty-bearing Genentech products manufactured and sold outside the U.S. versus manufactured or sold in the U.S.;
- The ability of our licensees to receive regulatory approvals to market and launch new royalty-bearing products and whether such products, if launched, will be commercially successful;
- Changes in any of the other assumptions on which PDL's projected royalty revenues are based;
- The outcome of pending litigation, interferences or disputes; and
- The failure of licensees to comply with existing license agreements, including any failure to pay royalties due.

Other factors that may cause PDL's actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are discussed in PDL's filings with the SEC, including the "Risk Factors" sections of its annual and quarterly reports filed with the SEC. Copies of PDL's filings with the SEC may be obtained at the "Investors" section of PDL's website at www.pdl.com. PDL expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in PDL's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement.

Agenda

- Overview of PDL BioPharma
- Royalty revenue & licensed products
- Optimizing stockholder return

PDL BioPharma

Overview of PDL BioPharma

Company Background

- **PDL pioneered the humanization of monoclonal antibodies which enabled the discovery of a new generation of targeted treatments for cancer and immunologic diseases**
- **PDL's primary assets are its antibody humanization patents and royalty assets which consist of its Queen et al. patents and license agreements**
- **Licensees consist of large biotechnology and pharmaceutical companies including Roche/Genentech/ Novartis, Elan/BiogenIDEC, Pfizer/Wyeth/J&J and Chugai**

Mission

- Manage patent portfolio
- Manage license agreements
- Optimize return for shareholders

2009 Performance

- **PDL is a highly profitable company with revenue in 2009 in of $318 million and fewer than 10 employees**
- **PDL is domiciled in state of Nevada in US where there is no state corporate income tax**
- **PDL's mission is to improve shareholder return**
  - We paid three dividends of $0.50/share in April, $0.50/share in October and $1.67/share in December totaling $2.67 in 2009
  - Our goal is to pay dividends annually & we have declared two dividends of $0.50 each/share in 2010
  - We signed one new license under the Queen et al. patents in 2009 and are seeking new licenses in 2010
  - We do not invest in R&D or in operating companies

PDL BioPharma

Corporate Governance

Management

- **John McLaughlin**
  President & CEO
- **Christine Larson**
  VP & CFO
- **Christopher Stone**
  VP, General Counsel & Secretary
- **Karen Wilson**
  VP of Finance

Board of Directors

- **Fred Frank**
  Lead Director
- **Joseph Klein**
- **Jody Lindell**
- **John McLaughlin**
- **Paul Sandman**
- **Harold Selick**

PDL BioPharma™

Royalty Revenue & Licensed Products

Royalty Revenue & Licensed Products


PDL Royalties by Product
($ in millions)
$350
$300
$250
$200
$150
$100
$50
$0
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
Herceptin
Avastin
Lucentis
Xolair
Synagis
Tysabri
Other

Royalties: When Licensed Product is Made or Sold

- **PDL's revenues consist of royalties generated on sales of licensed products**
  - Sold before the expiration of the Queen et al. patents in 2013/14

    or

  - Made prior to the expiration of the Queen et al. patents and sold anytime thereafter

Example of Antibody Bulk Manufacturing Schedule



Purification to Concentrated Bulk/Frozen
Cell Culture
3 mos
Quality Release Testing
1mo 1mo
Bulk Frozen Storage
2-18 months
1 mo
3 mos
5 mos
10 mos
15 mos
20 mos
27 mos

Example of Antibody Formulation, Fill and Finish Schedule



Thaw, Formulation & Vial Filling
½ month
Quality Release
1 month
Packaging & Quality
½ month
Inventory
2-3 months

PDL BioPharma

Genentech/Roche Royalties *

Product Made in US	
Net Sales up to $1.5 Billion	3.0%
Net Sales Between $1.5 Billion and $2.5 Billion	2.5%
Net Sales Between $2.5 Billion and $4.0 Billion	2.0%
Net Sales Over $4.0 Billion	1.0%
Product Made and Sold Ex-US	
All Sales	3.0%

** Excludes royalties for Actemra / RoActemra*

- **In 2009, only 12% of Genentech/Roche sales was ex-US manufactured and sold product**
- **In Q1-2010, 19% of Genentech/Roche sales was ex-US manufactured and sold product**
- **Average royalty rate on all Genentech/Roche products under Genentech license was 1.69% in 2009**

PDL BioPharma™

Genentech/Roche—Future Manufacturing

- **Roche has begun to move some manufacturing ex-US**
  - Two new plants in Singapore (CHO = antibody and e. coli = antibody fragment)
    - E. coli (Lucentis) to transfer to Singapore in 2011/12
  - Production at Penzburg (Herceptin) and Basel (Avastin) plants
- **Roche says it will complete global restructuring of manufacturing in 2010**



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
30%
70%
53%
47%
4%
9%
14%
31%
57%
43%
95%
5%
Herceptin
Avastin
Herceptin
Avastin
Herceptin
Avastin
2009 Sales Split by Region
2009% Sales Growth by Region
4Q09 Manufacturing by Region
US
Ex-US

Select Licensed Products

Licensee	Product	Status	Indications
Roche (Genentech)	**Avastin**	Approved Phase 3	Colorectal Cancer NSCLC Metastatic Breast Cancer Glioblastoma Metastatic Renal Cell Ovarian Cancer Gastric Prostate Cancer Adjuvant settings
	Herceptin	Approved	Breast HER2+ Cancer HER2+ Stomach and Gastro-Esophageal Cancers
	trastuzumab-DM1	Phase 2 and 3	Breast HER2+ Cancer
	Lucentis	Approved Phase 3	AMD RVO DME
	Xolair	Approved sBLA	Moderate-Severe Asthma Pediatric Asthma
Elan	**Tysabri**	Approved	Multiple Sclerosis
Roche/Chugai	**Actemra**	Approved	Rheumatoid Arthritis
Wyeth	**Mylotarg**	Approved	Acute Myeloid Leukemia
Elan/J&J/Pfizer	**Bapineuzumab**	Phase 3	Alzheimer's Disease
Lilly	**Solanezumab**	Phase 3	Alzheimer's Disease
	Teplizumab	Phase 3	Newly Diagnosed Type 1 Diabetes

Select Licensed Products

Licensee	Product	Status	Indications
Roche (Genentech)	Avastin	Approved Phase 3	Colorectal Cancer NSCLC Metastatic Breast Cancer Glioblastoma Metastatic Renal Cell Ovarian Cancer Gastric Prostate Cancer Adjuvant settings
	Herceptin	Approved	Breast HER2+ Cancer HER2+ Stomach and Gastro-Esophageal cancers
	trastuzumab-DM1	Phase 2 and 3	Breast HER2+ Cancer
	Lucentis	Approved	AMD
Ela			
Ro			
Wyeth	Mylotarg	Approved	Acute Myeloid Leukemia
Elan/J&J/Pfizer	Bapineuzumab	Phase 3	Alzheimer's Disease
Lilly	Solanezumab	Phase 3	Alzheimer's Disease
	Teplizumab	Phase 3	Newly Diagnosed Type 1 Diabetes

✓ On April 22nd, Genentech filed sBLA with FDA for first line treatment of HER2-positive stomach or gastro-esophageal junction cancers.

- Expected PDUFA date is Friday, October 22, 2010.
- On January 28th, Roche announced EU approval for the use of Herceptin first line treatment of HER-2 positive stomach or gastro-esophageal junction cancers.

Select Licensed Products

Licensee	Product	Status	Indications
Roche (Genentech)	Avastin	Approved Phase 3	Colorectal Cancer NSCLC Metastatic Breast Cancer Glioblastoma Metastatic Renal Cell Ovarian Cancer Gastric Prostate Cancer Adjuvant settings
	Herceptin	Approved	Breast HER2+ Cancer HER2+ Stomach and Gastro-Esophageal Cancers
	trastuzumab-DM1	Phase 2 and 3	Breast HER2+ Cancer
	Lucentis	Approved	AMD
Elan	Tysabri	Approved	Multiple Sclerosis
Roche/Chugai	Actemra	Approved	Rheumatoid Arthritis
Wyeth	Mylotarg	Approved	Acute Myeloid Leukemia
Elan/J&J/Pfizer	Bapineuzumab	Phase 3	Alzheimer's Disease
Lilly	Solanezumab	Phase 3	Alzheimer's Disease
	Teplizumab	Phase 3	Newly Diagnosed Type 1 Diabetes

✓ After meeting with FDA, Roche has confirmed that it expects to file a BLA for third line treatment in 2010.

Select Licensed Products

Licensee	Product	Status	Indications
Roche (Genentech)	Avastin	Approved Phase 3	Colorectal Cancer NSCLC Metastatic Breast Cancer Glioblastoma Metastatic Renal Cell Ovarian Cancer Gastric
	trastuzumab-DM1	Phase 2 and 3	Breast HER2+ Cancer
	Lucentis	Approved Phase 3	AMD RVO DME
	Xolair	Approved sBLA	Moderate-Severe Asthma Pediatric Asthma
Elan	Tysabri	Approved	Multiple Sclerosis
Roche/Chugai	Actemra	Approved	Rheumatoid Arthritis
Wyeth	Mylotarg	Approved	Acute Myeloid Leukemia
Elan/J&J/Pfizer	Bapineuzumab	Phase 3	Alzheimer's Disease
Lilly	Solanezumab	Phase 3	Alzheimer's Disease
	Teplizumab	Phase 3	Newly Diagnosed Type 1 Diabetes

✓ Expected PDUFA date of October 22, 2010 for Genentech 's sBLA to the FDA for treatment of patients with macular edema following retinal vein occlusion (RVO).

Select Licensed Products

Licensee	Product	Status	Indications
Roche (Genentech)	Avastin	Approved	Colorectal Cancer NSCLC
			HER2+ Stomach and Gastro-Esophageal Cancers
	trastuzumab-DM1	Phase 2 and 3	Breast HER2+ Cancer
	Lucentis	Approved Phase 3	AMD RVO DME
	Xolair	Approved sBLA	Moderate-Severe Asthma Pediatric Asthma
Elan	Tysabri	Approved	Multiple Sclerosis
Roche/Chugai	Actemra	Approved	Rheumatoid Arthritis
Wyeth	Mylotarg	Approved	Acute Myeloid Leukemia
Elan/J&J/Pfizer	Bapineuzumab	Phase 3	Alzheimer's Disease
Lilly	Solanezumab	Phase 3	Alzheimer's Disease
	Teplizumab	Phase 3	Newly Diagnosed Type 1 Diabetes

✓ On April 27th, NIH's National Eye Institute published data from a Phase 3 trial of laser therapy with or without Lucentis or a corticosteroid in patients with diabetic macular edema (DME) that showed eyes treated with Lucentis plus laser therapy had a significant improvement in the one-year best corrected visual acuity (BCVA) score from baseline vs. laser therapy alone ($p<0.001$).

Select Licensed Products

Licensee	Product	Status	Indications
Roche (Genentech)	Avastin	Approved Phase 3	Colorectal Cancer NSCLC Metastatic Breast Cancer Glioblastoma Metastatic Renal Cell Ovarian Cancer Gastric Prostate Cancer Adjuvant settings
	Herceptin	Approved	Breast HER2+ Cancer
	Xolair	Approved sBLA	Moderate-Severe Asthma Pediatric Asthma
Elan	**Tysabri**	Approved	Multiple Sclerosis
Roche/Chugai	Actemra	Approved	Rheumatoid Arthritis
Wyeth	Mylotarg	Approved	Acute Myeloid Leukemia
Elan/J&J/Pfizer	Bapineuzumab	Phase 3	Alzheimer's Disease
Lilly	Solanezumab	Phase 3	Alzheimer's Disease
	Teplizumab	Phase 3	Newly Diagnosed Type 1 Diabetes

✓I On April 8th, Biogen IDEC initiated Phase 2 study to measure the correlation of JCV antibody positivity and development of PML.
✓Data is expected in 2H-2010.

Select Licensed Products

Licensee	Product	Status	Indications
Roche (Genentech)	Avastin	Approved	Colorectal Cancer NSCLC Metastatic Breast Cancer Glioblastoma Metastatic Renal Cell
	Xolair	Approved sBLA	Moderate-Severe Asthma Pediatric Asthma
Elan	Tysabri	Approved	Multiple Sclerosis
Roche/Chugai	**Actemra**	Approved	Rheumatoid Arthritis
Wyeth	Mylotarg	Approved	Acute Myeloid Leukemia
Elan/J&J/Pfizer	Bapineuzumab	Phase 3	Alzheimer's Disease
Lilly	Solanezumab	Phase 3	Alzheimer's Disease
	Teplizumab	Phase 3	Newly Diagnosed Type 1 Diabetes

- ✓ On April 23rd, Roche announced that RoACTEMRA has received a recommendation for approval from the European Medicines Agency to extend its indication to reduce the rate of progression of joint damage and improve physical function in patients with rheumatoid arthritis (RA), when given in combination with methotrexate.
- ✓ On March 16th, Genentech announced that sBLA had been submitted to FDA to include claims for the prevention of structural joint damage (as assessed by radiograph) and improvement in physical function in adults with moderately to severely active RA.

Select Licensed Products

Licensee	Product	Status	Indications
Roche (Genentech)	Avastin	Approved Phase 3	Colorectal Cancer NSCLC Metastatic Breast Cancer Glioblastoma Metastatic Renal Cell Ovarian Cancer Gastric Prostate Cancer Adjuvant settings
	Herceptin	Approved	Breast HER2+ Cancer HER2+ Stomach and Gastro Esophageal Cancers
Ela			
Roche/Chugai	Actemra	Approved	Rheumatoid Arthritis
Wyeth	Mylotarg	Approved	Acute Myeloid Leukemia
Elan/J&J/Pfizer	**Bapineuzumab**	Phase 3	Alzheimer's Disease
Lilly	Solanezumab	Phase 3	Alzheimer's Disease
	Teplizumab	Phase 3	Newly Diagnosed Type 1 Diabetes

- ✓ On February 26th, results from Phase 2 study of 28 patients with Alzheimer's disease were reported in *Lancet Neurology* which showed 9% reduction in amyloid-beta deposits on the brain from a baseline in treated patients compared to a plaque increase of 15% in placebo patients.
- ✓ J&J anticipates the two North American pivotal studies of bapineuzumab will be completed with the last patient out in mid-2012.

Select Licensed Products

Licensee	Product	Status	Indications
Roche (Genentech)	Avastin	Approved Phase 3	Colorectal Cancer NSCLC Metastatic Breast Cancer Glioblastoma Metastatic Renal Cell Ovarian Cancer Gastric Prostate Cancer Adjuvant settings
	Herceptin	Approved	Breast HER2+ Cancer HER2+ Stomach and Gastro-esophagel Cancers
	trastuzumab-DM1	Phase 2 and 3	Breast HER2+ Cancer
	Lucentis	Approved Phase 3	AMD RVO DME
	[illegible]	[illegible]	[illegible]
Ela			
Ro			
Wy			
Elan/J&J/Pfizer	Bapineuzumab	Phase 3	Alzheimer's Disease
Lilly	**Solanezumab**	Phase 3	Alzheimer's Disease
	Teplizumab	Phase 3	Newly Diagnosed Type 1 Diabetes

- ✓ Enrollment in one of the Phase 3 studies of solaneuzumab has exceeded 50% while the second study is closing in on 50% enrollment.
- ✓ Data expected in mid-2012.

Genentech/Roche—Future Products

- **In December 2008, Genentech exercised options for 4 additional antigens and extended other options paying fees totaling $1.8 million**
- **Genentech can seek to convert the exercised options into license agreements by identifying the target antigen so long as certain other conditions are met**
- **Genentech/Roche has a number of humanized antibodies in Phase 3**
  - ***Pertuzumab***: HER2+ breast cancer - Phase 3 started in Q1-2008
  - ***GA101***: CLL, NHL – Phase 3 started in Q4-2009
  - ***Ocrelizumab***: RA – Positive Phase 3 in Q4-2009, methotrexate naive and TNF inadequate responders in 2010 but Roche/BIIB announced on March 8th suspension of RA trials based on safety concerns raised by DSMB; now appear to be focusing on multiple sclerosis
  - ***Lebrikizumab***: Phase 2 asthma, identified by Roche as possible Phase 3 in 2010 with possible filing in 2013

PDL BioPharma

Genentech / Roche – US & EU Filings

2009	2010	2011	2012
Avastin + docetaxel mBC 1L (US)	**Avastin** mBC 2L	**Avastin** Recurrent ovarian ca platinum sensitive	**Avastin** BC adj HER2-
Avastin +STD chemo mBC 1L	**Avastin** CC adj	**Avastin + Herceptin** mBC HER2+ 1L	**Herceptin** SC formulation (EU)
Herceptin Gastric ca HER+ (EU)	**Avastin** Ovarian ca 1L	**Pertuzumab[1]** mBC HER2+	**GA 101[1]** CLL
Lucentis Retinal vein occlusion (US)	**Herceptin** Gastric ca HER2+ (US)	**Lucentis** Diabetic macular edema (US)	**T-DM1** mBC HER2+ 2L
	T-DM1 mBC HER2+ 3L (US)		**Actemra** subcutaneous

Legend:
- Avastin
- Herceptin
- Lucentis
- T-DM1
- Actemra
- Pertuzumab[1]
- GA-101[1]

[1] Not a licensed product

PDL BioPharma

Legal Matters and Debt

Legal Matters

- **Genentech**
  - In 2003, settlement agreement resolved all disputes regarding infringement of the Genentech products and the validity and enforceability of our patents
  - Multiple product licenses with tiered royalty structure
- **Alexion**
  - Settlement in December 2008 stipulated infringement, validity and enforceability of PDL patents and no future contest of PDL patents
  - License for Soliris in exchange for $25 million and option for 4 new licenses at 4% royalty
- **MedImmune**
  - In 2008, MEDI initiated litigation seeking declaratory judgment of patent invalidity and non-infringement and a lower royalty rate based on its "most favored licensee" (MFL) rights
    - PDL believes that it has no obligation to offer a lower royalty rate to MEDI under the MFL clause
  - PDL is suing MEDI for patent infringement because PDL has cancelled the MEDI license agreement due to MEDI's failure to pay all royalties due and blockage of PDL's exercise of its contractual rights
  - Trial in January 2011
- **UCB/Celltech**
  - US Patent Office has declared two interference proceedings between certain claims of Queen et al. patents and pending claims of Adair et al. patent
  - UCB/Celltech is the assignee of the Adair et al. patent

PDL BioPharma

Converts and Securitization Note

- **$116 million 2.75% convertible subordinated notes due August 2023**
  - Repurchased $50 million in 2009 and $84 million in Q2-2010
  - Conversion rate is 177.1594 shares / $1,000 face amount ($5.64/share)
  - Holders have a put right in August 2010, August 2013, and August 2018
    - August 2010 put can be for cash or stock, at noteholders' discretion
    - Subsequent puts are cash or stock at PDL's discretion
  - Price as of May 8th was ~ 111 vs. stock price of $5.90
- **$228 million 2.00% convertible senior notes due February 2012**
  - Repurchased $22 million in 2009
  - Conversion rate is 128.318 shares / $1,000 face amount ($7.79/share)
  - Price as of May 8th was ~ 95 vs. stock price of $5.90
- **$300 million 10.25% note with expected maturity of December 2012**
  - Securitized by 60% of 5-year NPV of Genentech royalties
  - Anticipated final maturity is December 2012; legal maturity is March 2015
  - After final maturity, securitized Genentech royalties return to PDL
  - Distributed $200 million as special dividend of $1.67/share in December 2009
  - Retained $100 million for royalty purchases

PDL BioPharma

Optimizing Stockholder Return

Optimizing Stockholder Return

- **Continuously evaluating alternatives**
  - Dividends
  - Purchase of commercial stage, royalty generating assets
  - Convertible note buyback
    - **Bought back $84 million worth of 2023 Notes to increase shareholder return in Q2-2010**
  - Share repurchase
  - Company sale
  - Do not expect to securitize any more assets in 2010

PDL BioPharma

High Dividend Yield with Upside Optionality

- **Inventory on hand at Queen et al. patent expiry 12/2014**
- **Change in manufacturing US / ex-US mix for Roche/Genentech resulting in higher average royalty rates**
- **New Phase 2/3 indications with existing commercial products**
- **Phase 2/3 pipeline products**
  - Solanezumab (Alzheimer's disease)
  - Bapineuzumab (Alzheimer's disease)
  - Teplizumab (newly diagnosed Type 1 Diabetes)
- **New product licenses**
  - Genentech exercised 4 options in December 2008
  - New licensees
- **Purchase new, high-yielding royalty assets**

PDL BioPharma

Investment Rationale

- **Strong revenue growth from approved products**
- **Potential for additional indications from existing products, new product approvals and new royalty assets**
- **Significantly reduced expenses with no R&D burn**
- **Liquidity - volume averages 3 million shares / day**
- **Return to stockholders**
  - Declared three special cash dividends totaling $2.67/share in 2009
  - Paid special cash dividend of $0.50/share on April 1st
  - Will pay special cash dividend of $0.50/share on October 1st

PDL BioPharma